Earnings Per Common Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings Per Common Share
EARNINGS PER COMMON SHARE
Basic earnings per common share (EPS) is calculated by dividing net income (loss) attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding.
Diluted EPS is calculated by dividing net income (loss) attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding adjusted for the effects of potentially dilutive stock-based compensation plans, including the share grant plans and the LTIP, which are calculated using the treasury stock method.

Year ended December 31	2019	2018

Net income (loss) attributable to common shareholders (millions of dollars)	778	(89)

Weighted average number of shares
Basic	596,437,577	595,756,470
Effect of dilutive stock-based compensation plans	2,410,860	2,147,473
Diluted	598,848,437	597,903,943

EPS
Basic	$1.30	($0.15)
Diluted	$1.30	($0.15)
The common shares contingently issuable as a result of the Convertible Debentures are not included in diluted EPS for the year ended December 31, 2019 and 2018, as conditions for closing the Merger were not met. As a result of the termination of the Merger agreement (see Note 4 - Business Combinations), the Convertible Debentures were redeemed on February 8, 2019.